                                                                   EXHIBIT 10.10

  THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN
                            CONFIDENTIAL TREATMENT



                                SUPPLY AGREEMENT

         SUPPLY AGREEMENT dated as of June 6, 1996, between RF Micro Devices, Inc. ("RFMD"), a corporation organized in the State of North Carolina, U.S.A, with offices at 7341-D West Friendly Ave, Greensboro, NC 27410 (hereinafter "Buyer") and TRW Inc., a corporation organized in the State of Ohio, U.S.A., acting through its Space and Electronics Group, with offices at One Space Park, Redondo Beach, California 90278, U.S.A. (hereinafter "TRW").

         WHEREAS, Buyer desires to purchase, and TRW desires to provide, the Products (as defined below) specified in Exhibit 1A to this Agreement, and the parties desire to define the terms and conditions under which the same will be furnished;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:


                                   ARTICLE 1
                            DEFINITIONS AND PRIORITY


1.1 DEFINITIONS: The following words and phrases shall have the meanings set forth below:

         AGREEMENT: This Supply Agreement between TRW and Buyer including the following Exhibits, attached hereto and made a part hereof:

                 EXHIBIT 1A:      List of Products
                 EXHIBIT 1B:      Price, Minimum Annual Quantities and Site
                 EXHIBIT 4:       Order Form

         CONTRACT PRICE:  Defined in Section 4.1.

         DELIVERY DATE(S): Defined in Section 6.1.

         PRODUCTS: The products described in Exhibit 1A to be supplied by TRW.

         SITE: Buyer's facility or other location identified in Exhibit 1B as the destination to which transportation is to be arranged for deliverable items.

         TRW PLANT: Each of the factories or establishments of TRW and its suppliers located in the United States.

         1.2 PRIORITY: In case of any inconsistencies between this Agreement and any of the Exhibits, the text of this Agreement shall prevail.

                                   ARTICLE 2
                     SUBJECT MATTER OF SUPPLY; REQUIREMENTS

         2.1 SUPPLY: TRW hereby agrees to sell to Buyer and Buyer hereby agrees to buy from TRW, on and subject to the terms and conditions contained in this Agreement, the Products listed in Exhibit 1A.

         2.2 REQUIREMENTS: Buyer shall buy from TRW no less than the annual minimum quantities of Products set forth in Exhibit 1B, and TRW agrees to sell Buyer the annual quantities of Products set forth in such Exhibit.


                                   ARTICLE 3
                            EFFECTIVE DATE AND TERM

         This Agreement shall be effective and binding on the parties as of the first date noted above when signed by Buyer and TRW (the "Effective Date") and shall remain in force and effect until December 31, 2000.


                                   ARTICLE 4
                             CONTRACT PRICE, TAXES
                  TRANSPORTATION, EXPENSES AND CHARGES, ORDERS

         4.1 PRICE: Buyer shall pay TRW, for the performance of TRW's obligations hereunder, the prices for Products stated in Exhibit 1B in accordance with the provisions of Article 5. The aforementioned price is hereinafter referred to as the "Contract Price.''

         4.2 TAXES: All taxes (excluding income, personal property, inventory and similar taxes, but including stamp, withholding, value added and turnover taxes), duties, fees, charges, or assessments of any nature levied by any governmental authority in connection with this transaction, whether levied against Buyer or TRW, or employees of TRW as a result of Products provided by TRW under this Agreement, shall be for Buyer's account and shall be paid directly by Buyer to the governmental authority concerned. If TRW is required by law or otherwise to pay any such levy and/or fines, penalties, or assessments in the first instance, or as a result of Buyer's failure to comply with any applicable laws or regulations governing the payment of such levies by Buyer, the amount of any payments so made by TRW shall be reimbursed by Buyer to TRW upon submission of TRW's invoices and written documentation justifying TRW's invoices.

         4.3 TRANSPORTATION EXPENSES: TRW shall pay for all expenses of handling, freight, in-transit insurance, and other transportation expenses including, without limiting the foregoing, all packing and special handling charges for air shipment incurred in connection with the delivery of Products from the TRW Plant to the Site.

         4.4 ORDERS: For its convenience, Buyer shall use preprinted forms to order Products or to specify subsequent changes to Products in the form attached hereto as Exhibit 4, which forms reference this Agreement and specify the desired delivery date or dates for Products ("Orders").

         4.5 ACCEPTANCE OF ORDERS: TRW shall use its best efforts to accept and supply all Orders for Products which Buyer submits hereunder, and unless otherwise agreed, TRW shall deliver Products so ordered on or before the delivery dates or during the performance periods specified in each Order. All preprinted terms and conditions contained in any Order are superseded by the terms and conditions of this Agreement. Notwithstanding the foregoing, TRW shall have no obligation to accept and shall not be deemed to have accepted, unless signed by TRW,

REDACTED

any Order (i) for any Products not listed in Exhibit 1A hereto or revisions thereof; or (ii) which specifies a delivery date which is less than ***** from the date of such Order; provided, however, subsequent to qualification of TRW's MBE process, the parties will meet and mutually determine in good faith whether shorter Order lead times are appropriate for Orders for MBE.

         4.6 ORDER PROCEDURE: TRW shall give Buyer notice of its acceptance or rejection of any Order which specifies a delivery date or dates less than ten (10) weeks from the date of submission of the Order within five
(5) working days after receipt of such Order. If TRW rejects any such Order, it shall specify in such notice the reasons for rejection.

         4.7 ADDITIONAL PRODUCTS: The parties may, from time to time, amend Exhibit 1A to add thereto any additional Products which TRW, during the term of this Agreement, generally offers for sale and Buyer may purchase same under this Agreement.

         4.8     DELETION OF PRODUCTS:  Subject to TRW's obligations under
Article 2 hereof, should TRW discontinue offering for sale any Products listed in Exhibit 1A, TRW may delete such Products from Exhibit 1A, effective one hundred eighty (180) calendar days after giving Buyer notice of such deletion. Other provisions hereof notwithstanding, the deletion of any Products pursuant to this Section 4.8 shall not relieve TRW from its obligation to deliver Products for which an Order has been accepted by TRW pursuant to Section 4.5.

         4.9 PRICE AND PRODUCT CATEGORY CHANGES: If, during the term hereof, and at the request of Buyer, TRW develops a modified smaller chip design for any Products listed in Exhibit 1A, which allows a larger number of chips per wafer, then, effective upon TRW's notification to Buyer of the price change, Exhibit 1A shall be deemed amended to incorporate the price change based upon the following formula:

                                  New price = *****

where N(0) is the initial number of chip sites per wafer using the unmodified chip, and N1 is the number of chip sites per wafer achievable with the modified chip design.

         4.10 SALES FORECASTS: Buyer shall submit to TRW on the Effective Date and thereafter at thirty (30) days before the start of each calendar quarter during the term hereof a written forecast of its best estimate of its requirements for Products during the next four (4) calendar quarters. Such forecast shall list separately for each quarter during the period covered by the forecast the amount of Products which Buyer expects to require during such quarter.

                                   ARTICLE 5
                                    PAYMENT

         Unless otherwise agreed by the parties, payment for Products shall be net thirty (30) days after receipt of TRW's invoice; provided, however, Buyer may pay TRW's invoices up to forty-five (45) days after receipt without being in default under this Agreement if, and only if, such payment includes a late payment charge equal to one percent (1%) of the amount of the invoice. Payment of other charges, if any, provided for in this Agreement shall be due and payable within thirty (30) days after receipt of TRW's invoice therefor. TRW's electronic funds transfer account is as follows:

                                  Bank of America
                                  1850 Gateway Boulevard
                                  Concord, California 92520

                                  Telex - MCI #67652
                                  ABA ________
                                  TRW Account ________


                                   ARTICLE 6
                       SHIPMENT, TITLE, AND RISK OF LOSS

         6.1 DELIVERY OF PRODUCTS: TRW shall place Products in the possession of the carrier on or before the date or dates specified in each Order therefor for delivery to Buyer, F.O.B. the Site specified in Exhibit 1B. TRW shall arrange for shipment of Products by common carrier to the Site.

         6.2 PROTECTION AND PACKING OF THE PRODUCTS: TRW shall arrange to have all Products suitably packaged in accordance with good commercial practices. Unless otherwise provided, all packing containers used by TRW shall be non-returnable.

         6.3 RISK OF LOSS AND TITLE: Title and risk of loss for Products shall pass to Buyer on delivery to Buyer at the Site, notwithstanding the form of shipping documents, or the breach or default by TRW at the time of loss. Title and risk of loss of Products sent to TRW for adjustment shall remain with Buyer until such are received by TRW.

         6.4 SHIPPING DOCUMENTS: After Products have been shipped, TRW shall deliver to Buyer one (1) copy of the signed Bill of Lading.

         6.5 ACCESS BY BUYER: Subject to United States law and security regulations, Buyer's representatives shall have the right, during reasonable business hours, to enter the TRW Plant in order to inspect visually the manufacturing progress.


                                   ARTICLE 7
                                FACTORY TESTING

         Prior to delivery, TRW or its suppliers shall perform standard quality control inspections and tests applicable to their respective deliverable items. Records of such tests shall be retained by TRW and remain available for review by Buyer for at least one (1) year after the date(s) of delivery; a copy of such inspection and test records shall be delivered by TRW to Buyer with deliveries of the Products to which such records correspond. TRW shall make available to Buyer from time to time upon Buyer's request, process control monitor ("PCM") and specification limit testing protocols implemented by TRW with respect to Products.


                                   ARTICLE 8
                                    WARRANTY

         8.1 WARRANTY: TRW warrants that immediately upon delivery but not thereafter, each Product shall comply in all material respects with the PCM test protocol, as it relates thereto. Promptly after receipt of written notice from Buyer that any Products are non-conforming, TRW shall replace such non-conforming Products. Any non-conforming Products must be returned for inspection to the TRW Plant. Buyer shall prepay all freight charges to return any such Products to TRW. TRW shall deliver replaced Products freight prepaid to the Site.

         8.2 EXCLUSION: THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH





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

ARE EXPRESSLY EXCLUDED. TRW'S WARRANTY OBLIGATIONS AND BUYER'S REMEDIES ARE SOLELY AND EXCLUSIVELY AS STATED IN THIS ARTICLE 8.

                                   ARTICLE 9
                                     DELAYS

         9.1 FORCE MAJEURE: No failure or omission on the part of either party to carry out or observe any of the terms or provisions of this Agreement or any Order hereunder (except the payment of money) shall be deemed a breach of this Agreement or such Order if same shall arise or result from force majeure or from any cause reasonably beyond the control of Buyer or TRW, as the case may be, including but without limitation, acts of God, acts (including delay or failure to act) of any governmental authority (de jure or de facto), war (declared or undeclared) riot, revolution, fires, labor disputes, sabotage or epidemics. Should such delay occur, the date or dates of performance by the affected party shall be extended for a period equal to the number of days during which performance is so delayed. The affected party shall give the other party written notice of such delay within five (5) working days after identification of the delay. If a delay in the performance of any Order in the aggregate shall continue for more than one hundred eighty (180) days and the parties have not agreed upon a revised basis for performing the Order at the end of such delays, then either party, upon thirty (30) days written notice, may terminate such Order without liability.

         9.2 TRW DELAYS: If at any time TRW discovers that it is unable (whether for reasons set out in Section 9.1 or otherwise) to deliver any Products to Buyer on the scheduled delivery date, TRW shall give Buyer written notice within two (2) days of such discovery, which notice shall specify the delivery date on which TRW shall be able to deliver such Products to Buyer. If the delivery date proposed by TRW is more than forty-five (45) days after the scheduled delivery date, Buyer shall have the right, without liability, to cancel (in whole or in part) its Order for such Products, by giving TRW notice of cancellation within ten (10) days of receipt of TRW's notification of delay.

         9.3 TERMINATION: If the delays resulting from any of the causes stated in Section 9.2 extend in the aggregate for more than one hundred eighty
(180) days on any Order and the parties have not agreed upon a revised basis for continuing work on such Order at the end of such delays, including adjustment of the price, then either party, upon thirty (30) days written notice, may terminate this Agreement with respect to the unexecuted portion of the work, whereupon Buyer shall pay TRW its termination charges as provided in
Section 9.4 below.

         9.4 TERMINATION CHARGES: In the event of termination of an Order under this Agreement for any reason, TRW shall promptly submit to Buyer a detailed written statement and supporting documentation (such as TRW incurred cost report and vendor invoices) of TRW's total costs incurred in the performance of work under such Order and total cost resulting from such termination as determined in accordance with TRW's standard accounting practices and, if requested by Buyer, verified to Buyer by TRW's independent auditors at Buyer's expense (hereinafter referred to as the "Total Verified Termination Cost").

         The Total Verified Termination Cost shall include the following:

                 (1) One hundred percent (100%) of the total termination costs incurred by TRW, including but not limited to any committed and/or termination costs incurred by TRW's suppliers and vendors, less the amounts previously paid by Buyer pursuant to such Order;

                 (2)      The price of any completed Products pursuant to
                          Exhibit 1B; and

                 (3) TRW's costs incurred in performing uncompleted work, plus profit in the amount of fifteen percent (15%) of such costs.

The Total Verified Termination Cost shall be paid by Buyer within thirty (30) days after receipt of TRW's invoice therefor.

                                   ARTICLE 10
                           TRANSFERS AND ASSIGNMENTS

         Buyer may assign all or part of its rights and delegate all or part of its duties described in this Agreement by giving written notice thereof to TRW. Since this Agreement requires the performance of personal services by TRW, TRW may not assign any right or delegate any duty described in this Agreement without Buyer's prior written approval, which approval shall not be unreasonably withheld, provided that this shall not affect TRW's right to assign without Buyer's consent, either absolutely or by way of charge, any moneys due or to become due to it or which may become payable to it under this Agreement.


                                   ARTICLE 11
                                    DEFAULT

         11.1 EVENT OF DEFAULT: An Event of Default on the part of either party shall exist under this Agreement if:

                 (a) Such party fails to pay the other party any amount required to be paid hereunder when due and payable hereunder; or

                 (b) Such party fails to perform its minimum purchase or supply obligations (as the case may be hereunder) specified in Section
         2.2 hereof during any calendar year during the term hereof, or otherwise fails to perform any other material obligation required to be performed by it under any provision of this Agreement (except the payment of money) within thirty (30) days after the time specified or within thirty (30) days after notice from the other party that such performance has become due; provided, however, a party shall have no right to terminate this Agreement for the other party's default so long as corrective action is being diligently pursued by the defaulting party in a manner that demonstrates that such party's obligations hereunder shall be completed in sufficient time to allow the non-defaulting party not to be prejudiced thereby.

         11.2 REMEDIES AVAILABLE FOR DEFAULT: Subject to other provisions hereof which expressly limit the remedies available hereunder, if an Event of Default as defined in Section 11.1 exists on the part of either party, then the other party may terminate this Agreement upon giving written notice of termination and pursue any other remedies available at law or in equity.

                                   ARTICLE 12
                            LIMITATION OF LIABILITY

         12.1 INFRINGEMENT: Nothing contained in this Agreement shall be construed as a warranty or representation by TRW that the manufacture, sale, lease, use or other disposition of Products shall be free from infringement of patents, utility models, design patents, maskwork rights, copyrights, trade secrets and/or other legal rights of third parties.

         12.2 LIMITATION OF LIABILITY: With the exception of Buyer's obligation to pay invoices for deliveries of Products hereunder, the total aggregate liability of a party under this Agreement and all Orders placed hereunder on any claim, whether in contract, tort (including sole or concurrent negligence), or otherwise, arising out of, connected with, or resulting from the manufacture, supply, delivery, resale, repair, replacement, or use of Products shall not exceed one hundred thousand dollars ($100,000).

         12.3 DAMAGES: In no event shall either party be liable for any special, indirect, incidental or consequential damages, however caused, whether by such party's sole or concurrent negligence or otherwise, including but not limited to costs and expenses incurred in connection with labor, overhead, transportation, installation, or removal of Products or substitute facilities or supply sources.

                                   ARTICLE 13
                                    NOTICES

         All notices, requests, consents, and other communications required or permitted to be given under this Agreement must be in writing and mailed by registered or certified mail to the other party at its respective business address as follows:

If to TRW:                TRW Inc., Space and Electronics Group
                          Electronic Systems & Technology Division
                          One Space Park
                          Redondo Beach, California 90278
                          Attention:  Mr. Chris Johnson
                          Mail Station D1/1302
                          Phone:  (310) 814-2001
                          FAX:    (310) 812-7011

If to Buyer:              RF Micro Devices, Inc.
                          7341-D West Friendly Ave.
                          Greensboro, NC 27410
                          Attention:  Mr. Powell Seymour
                          Phone:  (910) 855-8085
                          Fax:    (910) 299-9808


                                   ARTICLE 14
                           CONTRACT CHANGE PROCEDURE

         14.1 CHANGES: Any changes to this Agreement after the Effective Date which relate to: (i) the deletion of Products; (ii) adding additional Products; (iii) changing or modifying Products; or (iv) making other changes which do not materially alter the scope of this Agreement shall be made in accordance with the procedures set forth in this Article 14.

         14.2 CONTRACT CHANGES REQUESTS: Either party hereto may, from time to time, and at any time during the term hereof, request a change, as defined in Section 14.1, in this Agreement. (The party requesting the change is hereinafter referred to as the "Requesting Party.") Requests for changes shall be in writing and shall be addressed and delivered to the other party (the "Notified Party"). Such writing shall be identified as a "Contract Change Request" (or "CCR"), shall carry a sequential number for ease of tracking, shall set forth in detail the nature of the change requested, and shall identify the Products to be changed.

         14.3 PROCEDURE: As soon as practical after receipt by the Notified Party of copies of the CCR, the parties shall as necessary meet to discuss the change and to ascertain its cost and schedule impacts, if any.

         14.4 CONTRACT CHANGE NOTICE: If the parties decide to implement a change request, a standard form Contract Change Notice ("CCN") shall be prepared, which CCN shall describe the change, delineate the cost, schedule, and other impacts of the change and the payment terms for any price increase or decrease. Execution of a CCN by both parties shall constitute a modification hereof and shall be binding on both parties hereto.

         14.5 EXCEPTION: Substitutions relative to Products which are purchased items not manufactured by TRW may be made by TRW with the consent of Buyer, which consent may not be unreasonably withheld.


                                   ARTICLE 15
                             INTELLECTUAL PROPERTY

         15.1    PROPRIETARY INFORMATION.  For the purpose of this Agreement:

                 (a) "Proprietary Information" shall mean all drawings, documents, ideas, know-how and other information supplied by one party to another (whether disclosed orally, or in documentary form, by demonstration or otherwise) for the purpose of achieving the objectives of this Agreement.

                 (b) "Proper Use" shall mean use of the Proprietary Information solely by the recipient for the objectives of this Agreement.

         15.2 NONDISCLOSURE. All Proprietary Information furnished shall remain the property of the disclosing party and shall be treated by the recipient in strict confidence, shall not be used except for Proper Use, shall be disclosed by the recipient only to persons within the recipient's company (including companies directly or indirectly more than fifty percent (50%) owned or controlled by the recipient) who are directly concerned in the Proper Use, and shall not be disclosed to consultants or by the recipient to any other party without the disclosing party's prior written consent, except for Proprietary Information which the recipient can show was:

                 (a)      In the public domain at the time it was disclosed; or

                 (b) Known to the recipient without restriction at the time of receipt; or

                 (c) Published or becomes available to others without restriction through no act or failure to act on the part of the recipient; or

                 (d) Disclosed inadvertently despite the exercise of the same degree of care as the recipient takes to preserve and safeguard its own proprietary information; or

                 (e) Known to the recipient from a source other than the disclosing party without breach of this Agreement by the recipient; or

                 (f) Subsequently designated by the disclosing party in writing as no longer proprietary; or

                 (g)      Independently developed by the recipient; or

                 (h) Disclosed after five (5) years from the date of delivery by the disclosing party to the recipient, which five (5) year period shall survive the termination of this Agreement.

If any portion of Proprietary Information falls within any one of these exceptions, the remainder shall continue to be subject to the foregoing prohibitions and restrictions. The recipient of Proprietary Information shall inform its employees of the confidential nature of the Proprietary Information and shall prohibit them from making copies of any of it except where such copies are necessary for the purposes of Proper Use, unless agreed upon by the disclosing party.

         15.3 MARKING. Proprietary Information made available in written form by one party to the other party shall be marked with the legend:

                 "RFMD PROPRIETARY INFORMATION"
         or -    "TRW PROPRIETARY INFORMATION"

as the case may be, or an equivalent conspicuous legend. No sheet or page of any written material shall be so labeled which is not, in good faith, believed by the disclosing party to contain Proprietary Information. A recipient of Proprietary Information hereunder shall have no obligation with respect to any portion of any written material which is not so labeled or any information received orally unless it is identified as proprietary and a written summary of such oral communication, specifically identifying the items of Proprietary Information, is furnished to the recipient within thirty (30) days of such disclosure.

                 The individuals identified below are the only persons authorized to receive Proprietary Information on behalf of the parties:

         For Buyer:       Mr. Powell Seymour

         For TRW:         Mr. Bob Van Buskirk

By written notice to the other parties, these representatives may be replaced by another person from the same party.

         15.4 COMPENSATION. The parties shall not be obligated to compensate each other for the transfer of any Proprietary Information under this Agreement and agree that no warranties of any kind are given with respect to such Proprietary Information or any use thereof. No license is hereby granted under any patent, trademark or copyrights with respect to any Proprietary Information.

         15.5 SURVIVAL. The obligations of the parties concerning confidentiality set forth in this Article 15 shall survive termination or completion of this Agreement.

         15.6 INVENTIONS AND PATENTS. Inventions conceived solely by employees of a party under this Agreement shall belong exclusively to such party. Inventions conceived jointly by the parties in the course of work called for in this Agreement shall be subject to the further agreement of the parties. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed, by implication, estoppel or otherwise, to grant any party any right or license in respect of any patents, inventions, Proprietary Information or other technical data at any time owned by the party hereto. Irrespective of in whose name(s) patent applications are filed, any party which is a co-inventor of an invention shall be entitled to a non-exclusive, royalty-free, transferable license in any patent(s) issued with respect thereto. The understandings set forth in this Section 15.6 are subject to modification as may be required by applicable government regulations. Notwithstanding the above, each party shall have a non-exclusive, royalty-free, non- transferable, worldwide right and license under any inventions, patents, Proprietary Information and technical data owned by the other party and used in Products made under this Agreement, but only to the extent such licenses are required for the limited purpose of enabling a party to perform its obligations under this Agreement or to enable Buyer to sell products incorporating Products made by TRW under this Agreement.

         15.7    OWNERSHIP OF MASKSETS.   Buyer shall retain sole ownership of
all glass plates ("Masksets") utilized for photolithographic semiconductor processing of MMIC (as defined in Section 15.8 below) designs, and TRW shall retain sole possession of any and all Masksets developed or procured by TRW under this Agreement. TRW shall store Buyer's Masksets at TRW for a maximum period of two (2) years after delivery of all Products manufactured from such Masksets to Buyer and after expiration of such two (2) year storage period may destroy or dispose of such Masksets upon giving Buyer ten (10) days prior written notice thereof.

         15.8 OWNERSHIP OF MMIC DESIGNS. Buyer shall retain sole ownership rights to its designs for





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

monolithic microwave integrated circuit ("MIMIC") designs. TRW shall retain sole ownership rights to TRW MMIC designs , all individual circuit elements, design libraries, design rule manuals, circuit elements and MMIC fabrication processes for all MMIC designs.

                                   ARTICLE 16
                                 MISCELLANEOUS

         16.1 HEADINGS: The headings and titles to the articles, sections, and paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

         16.2 REMEDIES: Unless otherwise expressly provided herein, the rights and remedies hereunder are in addition to, and not in limitation of, other rights and remedies under the Agreement, at law or in equity, and exercise of one right or remedy shall not be deemed a waiver of any other right or remedy.

         16.3 MODIFICATION AND WAIVER: No cancellation, modification, amendment, deletion, addition, or other change in the Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

         16.4 ENTIRE AGREEMENT: This Agreement contains the entire agreement of the parties and supersedes all other agreements, oral or written, heretofore made with respect to the subject hereof, specifically including the following agreements between the parties:

         SN 63004, dated 3 January 1994; modified 24 March 1995
         SN 64439, dated 3 January 1995
         SN 64713, dated 13 January 1995
         SN 63778, dated 14 September 1994; modified 17 October 1995 and 10 January 1996
         SN 64770, dated 3 January 1995.

and the transactions contemplated thereby.

         16.5 SEVERABILITY: Any provision hereof prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision of the Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived, to the end that the Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

         16.6 CONTROLLING LAW: All questions concerning the validity and operation of this Agreement and the performance of the obligations imposed upon the parties hereunder shall be governed by the laws of the State of California applicable to contracts entered into and wholly to be performed in such jurisdiction.

         16.7 SUCCESSORS AND ASSIGNS: The provisions of this Agreement shall be binding upon and for the benefit of TRW and Buyer and their respective successors and assigns. This provision shall not be deemed to expand or otherwise affect the limitation on assignment and transfers set forth in
Article 10 and no party is intended to or shall have any right or interest under this Agreement, except, as provided in Article 10.

         16.8 COUNTERPARTS: This Agreement has been executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute but one and the same instrument.

         16.9 LANGUAGE: If a translation of this Agreement is required or otherwise made, the English version shall be the official version and shall control in the event of differences. All communications relating to this Agreement shall be in English.

         IN WITNESS WHEREOF, the parties have executed this Agreement in English as of the date and year first set forth above.

         RF Micro Devices, Inc.


         By:
             --------------------------------------
         President and Chief Executive Officer


         TRW INC.
         Space and Electronics Group
         Electronic Systems & Technology Division


         By:
             --------------------------------------

                                   EXHIBIT 1A

                                LIST OF PRODUCTS



                 1. 3" GaAs HBT processed wafers (RFMD designs using Masksets which have been developed prior to the receipt of Order)

                 2. 3" GaAs HBT processed wafers (TRW designs using Masksets which have been developed prior to the receipt of Order)

                 3.       4" GaAs epitaxial wafers (MBE)

REDACTED

                                   EXHIBIT 1B

                   PRICE, MINIMUM ANNUAL QUANTITIES AND SITE

A.       PRICE

All prices are for annual cumulative wafers ordered and are subject to adjustment as provided in Section 4.9.


                                   STANDARD PROCESS      REDUCED PROCESS        MBE EPITAXIAL
     PRODUCT                                                                    PROCESS
1.   3" GaAs HBT processed         $*****                $*****                 N/A
     wafers (RFMD designs)


2.   3" GaAs HBT processed
     wafers (TRW designs)


     0-19 wafers                   $*****                N/A                    N/A
     20-39 wafers                  *****
     40-79 wafers                  *****
     80+ wafers                    *****


3.   4" GaAs epitaxial wafers      N/A                   N/A                    *****
     (MBE)



B.       MINIMUM ANNUAL QUANTITIES


             Number of Wafers per Year
     PRODUCT                   1996        1997       1998        1999        2000
1.   3" GaAs HBT processed     *****       *****      *****       *****       *****       Forecast
     wafers (RFMD and TRW      *****       *****      *****       *****       *****       Minimum
     designs)

2.   4" GaAs epitaxial         *****       *****      *****       *****       *****       Forecast
     wafers (MBE)*             *****       *****      *****       *****       *****       Minimum

C.       SITE:  RF Micro Devices, Inc., 7341-D West Friendly Ave., Greensboro,
NC 27410

------------
*Buyer's obligation to purchase, and TRW's obligation to supply, 4" GaAs epitaxial wafers (MBE) is conditional upon Buyer's having obtained by March 1, 1997 (or such other date as the parties agree pursuant to the License and Technical Assistance Agreement ("License Agreement") between the parties of even date herewith) the Financing, or entered into a definitive sublicense agreement with a third party for the manufacture of Licensed Products, as such terms are defined in Article 8.2 of the License Agreement.





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